UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): January 19, 2017

Panther Biotechnology Inc.

(Exact Name of Registrant as Specified in its Charter)

______________________________________________________________________________

Nevada	000-55074	33-1221758
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1517 San Jacinto Street, Houston, Texas 77002

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (713) 652-3937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 2.01 below regarding the Premier Exchange Agreement, First Note, Second Note, Hill Note, Security Agreement, Novation Agreement, and Lock-Up Agreement (each as defined below), is incorporated in this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Premier Acquisition

On January 19, 2017, Panther Biotechnology, Inc. (“Panther”, the “Company”, “we” and “us”) consummated the transactions contemplated by a Share Exchange Agreement (the “Premier Exchange Agreement”), by and between the Company, Premier Purchasing and Marketing Alliance LLC (“Premier”), and the sole member of Premier, Scott Schwartz. In connection with the closing of the transactions contemplated by the Premier Exchange Agreement (the “Premier Exchange”), we acquired 100% of the outstanding membership interests of Premier from Mr. Schwartz in consideration for $50,000 in cash, the First Note, Second Note and Hill Note (each as defined and described below), and 645,000 shares of our restricted common stock (the “Premier Shares”). The amounts owed under the First Note, Second Note and Hill Note are secured by a Security Agreement, providing Mr. Schwartz a first priority security interest in all of the membership interests of Premier. The Premier Exchange has an effective date of January 1, 2017. As part of the transaction, Mr. Schwartz agreed to assume all liability for payables owed by Premier to Hill Electric Supply Co., Inc. (“Hill”), a related party of Mr. Schwartz, as of the effective date of the transaction, pursuant to a Novation Agreement, provided that we agreed to pay all amounts we collect in outstanding accounts receivable as of the effective date to Hill, to pay down such assumed amount. The Premier Share Exchange included standard and customary representations, warranties and indemnification rights.

Premier, also known as National Electrical Wholesale Providers (NEWP), is in the business of servicing electrical wholesalers throughout the United States with electrician related study material including the National Electrical Code. Premier provides a complete line of printed reference materials in addition to eBooks, downloadable digital formatting, and mobile applications to all distributors. Premier has significant corporate accounts with electrical wholesale conglomerates making them one of the largest wholesalers of National Electrical Codes in the United States. Premier also covers HVAC, Plumbing, Industrial and Residential trade reference materials with online training for product education, certification and current code practices. Premier services several multibillion dollar companies such as Consolidated Electrical Distributors and Home Depot reaching thousands of accounts in locations throughout the United States.

The Premier Shares are subject to a lock-up agreement (the “Lock-Up Agreement”), which prohibits the sale of any Premier Shares for a period of one year and restricts the sale of any of the shares in any thirty day period, for an additional one year thereafter, to 10% of the total volume of our common stock which traded in the prior 30 days, on a rolling basis.

The First Promissory Note (the “First Note”) provided to Schwartz at closing evidences the principal amount of $50,000 owed to Schwartz, which accrues interest at the rate of 8% per annum until the maturity date, which is the earlier of September 30, 2017, and the date that we raise at least $1.5 million in funding subsequent to January 1, 2017. The Second Promissory Note (the “Second Note”) provided to Schwartz at closing evidences the principal amount of $50,000 owed to Schwartz, which accrues interest at the rate of 8% per annum until paid in full. The Second Note is payable in three installments of $16,667 each, on January 31, 2017, February 29, 2017 and March 31, 2017. The Hill Promissory Note (the “Hill Note” and together with the First Note and Second Note, the “Notes”) issued at closing evidences the principal amount of $36,830 owed by us to Hill, which amount does not accrue interest and is due and payable on March 1, 2017. The Notes contain standard and customary events of default and may be prepaid at any time without penalty.

* * * * * *

The foregoing descriptions of the Premier Exchange Agreement, First Note, Second Note, Hill Note, Security Agreement, Novation Agreement, and Form of Lock-Up Agreement, do not purport to be complete and are qualified in their entirety by reference to the Premier Exchange Agreement, First Note, Second Note, Hill Note, Security Agreement, Novation Agreement, and Form of Lock-Up Agreement, copies of which are attached as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See the discussions under Item 1.01 above with respect to the First Note, Second Note, and Hill Note, which are incorporated in this Item 2.03 in their entirety, by reference.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the closing of the Premier Share Exchange, we issued the Premier Shares to Mr. Schwartz.

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of the Premier Shares, described above in Item 2.01, due to the fact that the foregoing offer and sale did not involve a public offering, the recipient took the securities for investment and not resale, the Company has taken appropriate measures to restrict transfer, and the recipient (a) is an “accredited investor,” and (b) has access to similar documentation and information as would be required in a Registration Statement under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On January 20, 2017, the Company issued a press release announcing the entry into and the closing of the transactions contemplated by the Premier Share Exchange Agreement and related matters as described above in Item 2.01. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description of Exhibit	Filing
2.1+	Share Exchange Agreement by and among the Company, Premier Purchasing and Marketing Alliance LLC and the sole member of Premier Purchasing and Marketing Alliance LLC, dated January 19, 2017	Filed herewith.
10.1	First Promissory Note in the amount of $50,000, owed by the Company to Scott Schwartz, dated January 19, 2017	Filed herewith.
10.2	Second Promissory Note in the amount of $50,000, owed by the Company to Scott Schwartz, dated January 19, 2017	Filed herewith.
10.3	Hill Promissory Note in the amount of $36,830.20, owed by the Company to Hill Electric Supply, Co., Inc., dated January 19, 2017	Filed herewith.
10.4	Security Agreement by the Company in favor of Scott Schwartz and Hill Electric Supply, Co., Inc., dated January 19, 2017	Filed herewith.
10.5	Novation Agreement between the Company, Scott Schwartz, Premier Purchasing and Marketing Alliance LLC and Hill Electric Supply, Co., Inc., dated January 19, 2017
10.6	Form of Lock-Up Agreement	Filed herewith.
99.1	Press Release Dated January 20, 2017	Furnished herewith.

+ Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Panther Biotechnology Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panther Biotechnology Inc.

Date: January 25, 2017	By: /s/ Evan M. Levine
Evan M. Levine, Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit	Filing
2.1+	Share Exchange Agreement by and among the Company, Premier Purchasing and Marketing Alliance LLC and the sole member of Premier Purchasing and Marketing Alliance LLC, dated January 19, 2017	Filed herewith.
10.1	First Promissory Note in the amount of $50,000, owed by the Company to Scott Schwartz, dated January 19, 2017	Filed herewith.
10.2	Second Promissory Note in the amount of $50,000, owed by the Company to Scott Schwartz, dated January 19, 2017	Filed herewith.
10.3	Hill Promissory Note in the amount of $36,830.20, owed by the Company to Hill Electric Supply, Co., Inc., dated January 19, 2017	Filed herewith.
10.4	Security Agreement by the Company in favor of Scott Schwartz and Hill Electric Supply, Co., Inc., dated January 19, 2017	Filed herewith.
10.5	Novation Agreement between the Company, Scott Schwartz, Premier Purchasing and Marketing Alliance LLC and Hill Electric Supply, Co., Inc., dated January 19, 2017
10.6	Form of Lock-Up Agreement	Filed herewith.
99.1	Press Release Dated January 20, 2017	Furnished herewith.

+ Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Panther Biotechnology Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

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